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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Fargo Electronics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FARGO ELECTRONICS, INC.
6533 Flying Cloud Drive
Eden Prairie, Minnesota 55344

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD May 3, 2001

To our Stockholders:

    The Annual Meeting of Stockholders of Fargo Electronics, Inc., a Delaware corporation, will be held on Thursday, May 3, 2001, at 3:30 p.m., local time, at the Radisson South Hotel, 7800 Normandale Boulevard, Bloomington, Minnesota 55439 to:

  1.
  Elect two Class I directors, each to serve for a term of three years until our 2004 annual meeting of stockholders.

  2.
  Vote on a proposal to adopt Fargo's 2001 Employee Stock Purchase Plan.

  3.
  Vote on a proposal to amend Fargo's Amended and Restated 1998 Stock Option and Grant Plan to increase the maximum number of shares of stock reserved and available for issuance under the plan from twelve percent (12%) to fifteen percent (15%) of the outstanding stock at any time.

  4.
  Transact any other business that properly comes before the meeting.

    Only stockholders of record at the close of business on March 6, 2001 will be entitled to notice of, and to vote at, the meeting and any adjournments of the meeting. It is important that your shares be represented at the meeting. Please mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided, regardless of whether you plan to attend in person.

                      Sincerely,

                      Jeffrey D. Upin
                       Secretary

April 2, 2001
Eden Prairie, Minnesota

FARGO ELECTRONICS, INC.

PROXY STATEMENT

FARGO ELECTRONICS, INC.
6533 Flying Cloud Drive
Eden Prairie, MN 55344

PROXY STATEMENT

    The accompanying proxy is solicited on behalf of the Board of Directors of Fargo Electronics, Inc. in connection with our Annual Meeting of Stockholders to be held on Thursday, May 3, 2001, at 3:30 p.m., local time, at the Radisson South Hotel, 7800 Normandale Boulevard, Bloomington, Minnesota 55439, for the purposes set forth in the accompanying Notice of Meeting.

    Please mark and sign the enclosed proxy card and return it in the accompanying envelope. No postage is required if your returned proxy card is mailed within the United States. We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding the materials to the beneficial owners of our common stock. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph, personal conversation or other means of communication. We may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of our common stock.

    Any proxy given to this solicitation and received in time for the Annual Meeting will be voted according to the instructions given in the proxy. Any stockholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving a written revocation notice to our Secretary, by filing a revoking instrument or a duly executed proxy bearing a later date with our Secretary or by attending the Annual Meeting and voting in person. Proxies that are signed by stockholders but that lack any specific voting instructions will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election as directors of each of the nominees listed in this proxy statement.

    Our board recommends that you vote FOR the approval of the proposals set forth in the notice of meeting and FOR each of the nominees named in this proxy statement.

    We expect that this proxy statement, the proxy and notice of meeting will first be mailed to our stockholders on or about April 2, 2001.

VOTING OF SHARES

    Our Board of Directors has fixed the close of business on March 6, 2001 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On March 6, 2001, 11,749,608 shares of our common stock, $.01 par value, were outstanding. Each outstanding share on that date entitles its holder to one vote in person or by proxy on each matter to be voted on at the Annual Meeting.

Quorum

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.

Vote Required for Approval

    The two director nominees who receive the greatest number of votes cast for the election of directors at the Annual Meeting will be elected as directors. Votes that are withheld from the election of director nominees will be excluded entirely from the vote and will have no effect. The other proposals described in this proxy statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that proposal.

Abstentions; Broker Non-Votes

    Shares voted as abstaining will be treated as voting shares that were not cast in favor of the proposal, and thus will be counted as votes against the particular proposal. Shares represented by a proxy card including any broker non-vote on a matter (i.e. shares held by a broker or nominee that are represented at the meeting but that the broker or nominee is not empowered to vote on a particular proposal) will be treated as shares not voting on that matter, and thus will not be counted in determining whether that matter has been approved.

    Shares of common stock represented by properly executed proxy cards will be voted according to the choices specified. Proxies that are signed by stockholders but that lack any voting instructions will be voted in favor of the election of the nominees for director listed in this proxy statement, in favor of the other proposals described in this proxy statement and, with respect to any other business that may properly come before the Annual Meeting, according to the best judgment of the proxies named on the proxy card.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of our common stock by (a) each stockholder who is known by us to own beneficially more than 5% of the outstanding common stock, (b) each director and each nominee, (c) each executive officer named in the Summary Compensation Table on page 8 under the heading "Executive Compensation," and (d) all our executive officers and directors as a group. This ownership information is as of March 6, 2001, unless otherwise indicated in the footnotes.

    Unless otherwise noted, each of the stockholders listed in the table possesses sole voting and investment power with respect to the shares indicated. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group. As of March 6, 2001, there were 11,749,608 shares of common stock outstanding.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Amount	Percent of Class
Entities affiliated with TA Associates, Inc(1)	3,125,000	26.6%
Entities affiliated with The St. Paul Companies, Inc.(2)	1,562,500	13.3%
Benson Associates, LLC(3)	904,000	7.7%
Theodore R. Duncan(4)	770,000	6.6%
Gary R. Holland(5)	465,625	4.0%
I. Tony Haugen(6)	68,750	*
Jeffrey D. Upin(7)	6,093	*
Mark S. Andersen(8)	13,905	*
Gary A. Lenz(9)	24,375	*
Kent O. Lillemoe(10)	46,250	*
Michael C. Child(11)	3,126,250	26.6%
Everett V. Cox(12)	1,563,750	13.3%
William H. Gibbs(13)	126,250	1.1%
Elaine A. Pullen(14)	7,844	*
All directors and executive officers as a group (10 persons)(15)	5,449,091	46.4%

*
Less than 1%.

(1)
This information is based on a Schedule 13G filed with the SEC on February 14, 2001 by entities related to TA Associates, Inc. and includes: (i) 2,304,687 shares held by TA/Advent VIII L.P., (ii) 727,345 shares held by Advent Atlantic and Pacific III L.P., (iii) 46,875 shares held by TA Executives Fund LLC, and (iv) 46,093 shares held by TA Investors LLC. TA/Advent VIII L.P., Advent Atlantic and Pacific III L.P., TA Executives Fund LLC and TA Investors LLC are part of an affiliated group of investment partnerships and limited liability companies referred to, collectively, as the TA Associates Group. The general partner of TA/Advent VIII, L.P. is TA Associates VIII LLC. The general partner of Advent Atlantic and Pacific III L.P. is TA Associates AAP III Partners L.P. TA Associates, Inc. is the manager and general partner of each of TA Associates VIII LLC and TA Associates AAP III Partners L.P. TA Associates, Inc. is also the manager of each of TA Executives Fund LLC and TA Investors LLC. In such capacity, TA Associates, Inc. exercises sole voting and investment power with respect to all of the shares deemed to be beneficially owned by the named investment partnerships and limited liability companies. With the exception of those shares held by TA Investors LLC, individually, no stockholder, director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Principals and employees of TA Associates, Inc. (including Mr. Child, a director of Fargo) comprise the general partners of TA Investors LLC. In such capacity, Mr. Child may be deemed to share voting and investment power with respect to the 46,093 shares that may be deemed beneficially owned by TA Investors LLC. Mr. Child disclaims beneficial ownership of all shares, except as to 1,349 shares held by TA Investors LLC, in which he holds a pecuniary interest. The address of the TA Associates Group is High Street Tower, Suite 2500, 125 High Street, Boston, Massachusetts 02110-2720.

(2)
This information is based on a Schedule 13G filed with the SEC on February 2, 2001 by entities related to The St. Paul Companies, Inc. and includes: 1,519,530 shares held by St. Paul Venture Capital IV LLC and 42,970 shares held by St. Paul Venture Capital Affiliates Fund I LLC. St. Paul Venture Capital, Inc. is the manager of St. Paul Venture Capital IV, LLC and St. Paul Venture Capital Affiliates Fund I, LLC and exercises sole voting and investment power with respect to these shares. St. Paul Fire and Marine Insurance Co. owns a 77% interest in St. Paul Venture Capital, Inc. and 99% of the membership interests in St. Paul Venture Capital IV, LLC. Everett Cox, a director of Fargo Electronics, Inc., is an executive officer and stockholder of St. Paul Venture Capital, Inc. Mr. Cox disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The address of St. Paul Venture Capital, Inc. is 10400 Viking Drive, Suite 550, Eden Prairie, Minnesota 55344.

(3)
This information is based on a Schedule 13G filed with the SEC on February 13, 2001 by Benson Associates, LLC, 111 S.W. Fifth Avenue, Suite 2130, Portland, Oregon 97204.

(4)
This information is based on a Schedule 13G filed with the SEC on October 4, 2000 by Theodore R. Duncan, 1350 Indian Mound Trail, Vero Beach, Florida 32963.

(5)
Represents 312,500 shares of restricted stock purchased by Mr. Holland under our 1998 Stock Option and Grant Plan, 78,125 shares granted to Mr. Holland as a stock bonus and 12,500 shares that Mr. Holland has the right to acquire within 60 days by exercising options.

(6)
Represents 62,500 shares of restricted stock purchased by Mr. Haugen under our 1998 Stock Option and Grant Plan and 6,250 shares that Mr. Haugen has the right to acquire within 60 days by exercising options.

(7)
Represents 6,093 shares that Mr. Upin has the right to acquire within 60 days by exercising options.

(8)
Represents 13,905 shares that Mr. Andersen has the right to acquire within 60 days by exercising options

(9)
Represents 7,813 shares that Mr. Lenz purchased under our 1998 Stock Option and Grant Plan and 16,562 shares that Mr. Lenz has the right to acquire within 60 days by exercising options.

(10)
Represents 31,250 shares of restricted stock purchased by Mr. Lillemoe under our 1998 Stock Option and Grant Plan and 15,000 shares that Mr. Lillemoe has the right to acquire within 60 days by exercising options.

(11)
Mr. Child disclaims beneficial ownership of all shares held by affiliates of TA Associates, Inc., of which Mr. Child is a Managing Director, except to the extent of 1,349 shares in which he has a pecuniary interest through TA Investors LLC. Also includes 1,250 shares that Mr. Child has the right to acquire within 60 days by exercising options.

(12)
Includes 1,562,500 shares beneficially owned by St. Paul Venture Capital, Inc. or its affiliated entities, as to which Mr. Cox disclaims beneficial ownership. Also includes 1,250 shares that Mr. Cox has the right to acquire within 60 days by exercising options.

(13)
Includes 78,125 shares of restricted stock purchased by Mr. Gibbs under our 1998 Stock Option and Grant Plan and 48,125 shares that Mr. Gibbs has the right to acquire within 60 days by exercising options.

(14)
Represents 7,844 shares that Ms. Pullen has the right to acquire within 60 days by exercising options.

(15)
The amount beneficially owned by all current directors and executive officers as a group includes (i) 3,125,000 beneficially owned by TA Associates Group as to which Mr. Child may be deemed to have voting and investment power, (ii) 1,562,500 shares beneficially owned by St. Paul Venture Capital, Inc. as to which Mr. Cox may be deemed to have voting and investment power, and (iii) 128,778 shares issuable under options that are currently exercisable or will become exercisable within the next 60 days.

PROPOSAL 1
ELECTION OF CLASS I DIRECTORS

Structure

    Our bylaws provide that our Board will consist of between one and nine members, with the number of directors determined from time to time by our Board. The number of directors is currently set at six.

    Our Board of Directors is divided into three classes for the purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Directors elected at the 2001 Annual Meeting of Stockholders will hold office for a three-year term expiring in 2004. Other directors are not up for election this year and will continue in office for the remainder of their terms.

Nomination

    Our Board has nominated Elaine A. Pullen and Everett V. Cox to serve as Class I directors for a term of three years expiring at the 2004 annual meeting of our stockholders or until their respective successors are elected and qualified. Both of the nominees are current members of our Board.

Vote Required

    The two nominees at the Annual Meeting who receive the greatest number of votes cast for the election of directors at the meeting will be elected as directors. In the absence of other instructions, the proxies will be voted FOR Ms. Pullen and Mr. Cox. If prior to the Annual Meeting our Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee as selected by our Board. Alternatively, the proxies may, at our Board's discretion, be voted for only the remaining nominee. Our Board has no reason to believe that any of the nominees will be unable to serve.

Directors Nominated For Election This Year for Terms Expiring in 2004

    Elaine A. Pullen, age 47, is President of Trident International, Inc. Ms. Pullen was a director and the Chief Executive Officer of Trident International, Inc. from April 1995 to February 1999 when Trident was acquired by ITW. She is currently Trident's President. From August 1994 to April 1995 she also served as President and Chief Operating Officer of Trident International. Prior to joining Trident International, Inc., Ms. Pullen served as a director of Linx Printing Technologies, PLC from September 1992 to August 1994, where she also served as Business Operations Director from February 1994 to August 1994 and as Engineering Director from September 1992 to February 1994. From 1991 to 1992, Ms. Pullen served as President of Linx USA, and as Vice President of Applied Research and Engineering of VideoJet Systems International, Inc. from 1988 to 1991. Ms. Pullen has served as a director of Fargo since April 1998.

    Everett V. Cox, age 45, is a General Partner of St. Paul Venture Capital. Mr. Cox has been a General Partner with St. Paul Venture Capital since 1992. Prior to that, he spent nine years with Security Pacific Capital, a California based venture capital firm, as Senior Vice President. Previously, he held technical positions with McDonnell Douglas Corporation and Garrett AiResearch. Mr. Cox is currently a director of Domain Pharma, POMS Corporation, Consensus Health Care and Novalis Corporation. Mr. Cox has served as a director of Fargo since February 1998.

    OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

Class II Directors Continuing in Office Until the 2002 Annual Meeting

    Michael C. Child, age 46, currently serves as a Managing Director of TA Associates, Inc., a venture capital investment firm. Mr. Child has been employed by TA Associates, or its predecessor, since July 1982. Mr. Child serves as a director of Finisar Corporation, Manufacturing Technology Inc., IPG Photonics, Inc. and International Microcircuits Inc. He has served as a director of Fargo since November 1999.

    William H. Gibbs, age 57, has been an independent consultant and investor since January 1998. From 1985 to 1998, Mr. Gibbs served as Chief Executive Officer and Chairman of the board of directors of DH Technology, Inc., a manufacturer of point of sale and bar code printers and smart card systems. From 1981 to 1985, Mr. Gibbs was President of Information Magnetics Inc., a disk drive head manufacturer. Prior to that Mr. Gibbs held various management positions at Datapoint Corporation and the General Electric Company. Mr. Gibbs is currently a director of Remec Inc. and Pro Strategic Solutions, Inc. Mr. Gibbs has served as a director of Fargo since April 1999 and also served Fargo in a part time advisory role from April 1999 to March 2000.

Class III Directors Continuing in Office Until the 2003 Annual Meeting

    Gary R. Holland, age 59, has served as our President and Chief Executive Officer since February, 1998. From May 1997 to February 1998, Mr. Holland was the general manager of Fargo. From 1992 to 1997, Mr. Holland owned and operated two business and strategy consulting firms, Decision Process International and Holland & Associates. From 1982 to 1992, Mr. Holland was the President and CEO of Datacard Corporation. From 1979 to 1982, he was the President and Chief Operating Officer of CPT Corporation. Mr. Holland also serves as a member of the boards of directors of Check Technology Corporation and DataKey Corporation, where he is the Chairman of the Board. Mr. Holland has been a director of Fargo since 1998.

    Kent O. Lillemoe, age 42, has been the Chief Operating Officer of Avanti Optics Corp. since June 2000. Mr. Lillemoe served as Fargo's Chief Financial Officer from March 1998 to June 2000. From September 1996 to March 1998, Mr. Lillemoe was an independent financial advisor and consultant to several companies and was employed by Gentra Systems, Inc. as Chief Financial Officer from May 1997 through February 1998. From 1985 to 1996, Mr. Lillemoe served as the Vice President of Finance and Administration for CyberOptics Corporation. Mr. Lillemoe has been a director of Fargo since August 2001.

Additional Information About our Board and its Committees

    Our Board of Directors has established an Audit Committee and a Compensation Committee, each of which became active upon our initial public offering in February 2000. We have not established a standing nominating committee.

    The Audit Committee provides assistance to our Board in satisfying its fiduciary responsibilities relating to accounting, auditing, operating and reporting practices and reviews the annual financial statements, the selection and work of our independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee, comprised of Michael C. Child, Everett V. Cox and William H. Gibbs, met five times during fiscal 2000.

    The Compensation Committee reviews general programs of compensation and benefits for all employees and makes recommendations to our Board concerning executive officer and director compensation. The Compensation Committee also administers our 1998 Stock Option and Grant Plan and 2001 Employee Stock Purchase Plan. The Compensation Committee, comprised of Michael C. Child and Elaine A. Pullen, met twice during fiscal 2000.

    Our Board held five meetings during fiscal 2000 and each of the directors attended, either in person or by telephonic conference, 75% or more of the meetings of our Board and all such committees on which such director served during fiscal 2000.

Director Compensation

    Directors who are employees receive no separate compensation for their service as directors. Our non-employee directors receive a $5,000 annual retainer fee, $1,000 for each regular meeting of the board of directors, $500 for each committee meeting and $250 for each meeting by teleconference. In addition, directors are reimbursed for travel expenses for attending meetings of the board and any board or advisory committees.

    Our 1998 Stock Option and Grant Plan provides for the grant of stock based awards to eligible key employees, officers and directors. On April 20, 2000, we granted each non-employee director a ten-year option to purchase 5,000 shares of common stock at an exercise price of $8.63 per share, the fair market value of our common stock on that date. These options vest ratably over four years. In addition, on April 6, 2000 we granted Elaine Pullen an option to purchase 12,000 shares of our common stock at an exercise price of $11.00 per share, the fair market value of our common stock on that date, which vests ratably over four years. On June 26, 2000, in connection with the initial appointment of Kent Lillemoe to our Board of Directors, we granted Mr. Lillemoe an option, exercisable in full, to purchase 15,000 shares of common stock for $2.75 per share, the fair market value of our common stock on that date.

Audit Committee Report

    The Audit Committee consists of Michael C. Child, Everett V. Cox and William H. Gibbs, each of whom is a member of our Board of Directors and qualifies as "independent" as defined under the National Associations of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by our Board of Directors which is included in this proxy statement as Appendix A.

    The primary function of the Audit Committee is to provide advice with respect to our financial matters and to assist our Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting and tax compliance. The Audit Committee's primary duties and responsibilities are to:

  •
  serve as an independent and objective party to monitor Fargo's financial reporting process and internal control system;
  •
  review and appraise the audit efforts of Fargo's independent accountants;
  •
  evaluate Fargo's quarterly financial performance;
  •
  oversee management's establishment and enforcement of financial policies and business practices; and
  •
  provide an open avenue of communication among the independent accountants, financial and senior management, counsel and our Board of Directors.

    The Audit Committee has reviewed and discussed Fargo's audited financial statements for the fiscal year ended December 31, 2000 with our management. The Audit Committee has discussed with PricewaterhouseCoopers LLP, Fargo's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PricewaterhouseCoopers LLP with them.

    Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to our Board of Directors that Fargo's audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC.

                      Audit Committee
                        Michael C. Child
                        Everett V. Cox
                        William H. Gibbs

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth the cash and non-cash compensation paid or earned during fiscal 1998, 1999 and 2000 by our Chief Executive Officer and our five other executive officers, all of whom received or earned cash and non-cash salary and bonus of more than $100,000 for fiscal 2000.

	Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards(1)			All Other Compensation(2)
Gary R. Holland President and Chief Executive Officer	2000 1999 1998	$275,000 271,876 246,569	$5,500 — 22,401	$15,090 15,090 14,742	$	— — —	(3)	$	— — 2,250,000
Kent O. Lillemoe Former Vice President Finance and CFO(4)	2000 1999 1998	$77,026 140,000 104,183	$20,000 — —	$5,081 1,000 —	$	— — —	(5)	$	— — —
I. Tony Haugen Vice President Manufacturing	2000 1999 1998	$168,000 168,000 88,200	$2,500 6,150 79,121	$1,000 1,000 1,000	$	— — —	(6)	$	— — 1,000,000
Gary A. Lenz Vice President Research and Development	2000 1999 1998	$160,000 150,000 10,000	$14,000 — —	$1,000 1,000 —	$	— — —		$	— — —
Jeffrey D. Upin Vice President—Administration and General Counsel	2000 1999 1998	$115,000 98,000 89,495	$8,771 10,511 3,418	$1,000 1,000 1,000	$	— — —		$	— — 10,000
Mark S. Andersen Vice President—Sales	2000	$130,000	$10,288	$1,000		$—			$—

(1)
Each named executive officer who purchased shares of our restricted stock during 1998 paid for the stock by means of a promissory note. The price of the stock on the date of purchase was equal to the fair market value on the date of purchase as determined by our board of directors.

(2)
Represents a special one-time bonus paid in connection with our recapitalization in February 1998. Mr. Holland's bonus consisted of $1,750,000 in cash, 78,125 shares of common stock valued at $125,000 on the bonus date and 375 shares of redeemable preferred stock valued at $375,000 on the bonus date. These shares were not granted under our 1998 Stock Option and Grant Plan. The bonus amounts paid to Mr. Haugen and Mr. Upin were paid in cash.

(3)
In March 1998, Mr. Holland purchased 312,500 shares of restricted common stock for $500,000. As of February 18, 2001, 281,250 shares were vested. The remaining shares vest in quarterly increments and will be fully vested as of August 18, 2001.

(4)
Mr. Lillemoe resigned as an executive officer effective June 23, 2000.

(5)
In May 1998, Mr. Lillemoe purchased 62,500 shares of restricted common stock for $100,000. As of the effective date of Mr. Lillemoe's resignation as an officer of Fargo in July, 2000, 31,250 of these shares were vested and Fargo repurchased the remaining 31,250 restricted shares for $1.60 per share pursuant to the terms of Mr. Lillemoe's Restricted Stock Agreement with Fargo.

(6)
In May 1998, Mr. Haugen purchased 62,500 shares of restricted common stock for $100,000. As of February 15, 2001, 42,968 shares were vested. The remaining shares vest in quarterly increments and will be fully vested as of May 15, 2002.

Option Grants and Exercises

    The following tables summarize option grants and exercises during the fiscal year ended December 31, 2000 to or by each of the executive officers named in the Summary Compensation Table above, and the potential realizable value of the options held by such persons at December 31, 2000.

	Individual Grants(1)
			Total Percent of Options Granted to Employees in Fiscal Year				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted (#)
					Exercise or Base Price ($/Sh)(2)
						Expiration Date
Name							5% ($)	10% ($)
Gary R. Holland	50,000		7.5%		11.00	4/6/07	$233,905	$521,794
Kent O. Lillemoe	25,000 15,000	(4)	3.8 2.3	% %	11.00 2.75	8/23/00 6/26/10	— 25,942	— 65,742
I. Tony Haugen	25,000		3.8%		11.00	4/6/07	111,953	260,897
	5,000		*		2.75	6/26/10	8,647	21,914
Gary A. Lenz	35,000		5.3%		11.00	4/6/07	156,734	365,256
	5,000		*		2.75	6/26/10	8,647	21,914
Jeffrey D. Upin	15,000		2.3%		11.00	4/6/07	67,172	156,538
	20,000		3.0%		2.75	6/26/10	34,589	87,656
Mark S. Andersen	15,000		2.3%		11.00	4/6/07	67,172	156,538
	10,000		1.5%		2.75	6/26/10	17,295	43,828

*
Less than 1%

(1)
All options reported in this table were granted under Fargo's Amended and Restated 1998 Stock Option and Grant Plan. All of the above options expire between seven and ten years after the respective grant dates. The exercisability of the above options will generally be accelerated (i) if an optionee's employment is terminated due to death or disability or (ii) upon a change of control of Fargo.

(2)
The per share exercise price of each option granted in 2000 is equal to the market value (average of the high and low sales price on the NASDAQ National Market) of a share of Fargo common stock on the date of grant.

(3)
These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of Fargo common stock, overall market conditions and the optionees' continued employment through the vesting period. The amounts represented in this table may not necessarily be achieved.

(4)
These options were cancelled without being exercised as a result of Mr. Lillemoe's termination of employment with Fargo.

    The following table summarizes the value of in-the-money options held at December 31, 2000 by our Chief Executive Officer and each of the executive officers named in the Summary Compensation Table on page 8.

Aggregated Option Exercises In
Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2000
	Shares Acquired on Exercise (#)				Value of Unexercised In-the-Money Options at December 31, 2000(2)
		Value Realized ($)(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Gary R. Holland	—	—	—	50,000	—	—
Kent O. Lillemoe	—	—	15,000	—	—	—
I. Tony Haugen	—	—	—	30,000	—	—
Gary A. Lenz	7,813	$34,377	7,812	55,625	$3,125	$6,250
Jeffrey D. Upin	—	—	2,343	37,343	$937	$937
Mark S. Andersen	—	—	6,249	39,063	$2,500	$5,625

(1)
The value realized is calculated based on the closing price of Fargo's common stock as reported by the Nasdaq National Market on the date of exercise minus the exercise price of the option, and does not necessarily indicate that the optionee sold such stock.

(2)
The value of unexercised in-the-money options is based on the difference between the fair market value of the shares of common stock underlying the options at December 31, 2000, and the exercise price of such options. Options are in-the-money if the market price of the shares exceeds the option exercise price.

Agreements with Employees

    We have entered into an executive employment agreement with Gary R. Holland, our President and Chief Executive Officer. This agreement provides Mr. Holland with an annual base salary of at least $275,000 and an annual performance bonus based upon the achievement of certain financial thresholds. The initial term of the employment agreement with Mr. Holland expired on February 18, 2000, although the agreement renews automatically every year unless either party decides not to renew it and gives the other party at least 90 days advance notice of non-renewal. If we terminate Mr. Holland without cause or if he terminates his employment agreement for good reason before the expiration of his agreement, Mr. Holland will be entitled to receive base salary payments for one year after his termination and will be entitled to accrued bonus amounts. Under the agreement, good reason includes a material breach of the agreement on our part or a material change in the nature and scope of Mr. Holland's duties and responsibilities. The employment agreement prohibits Mr. Holland from competing with us, or soliciting our customers or employees, for a period of one year from the date of his termination of employment.

    We have confidentiality and non-competition agreements with all of our employees. The confidentiality obligations under these agreements continue indefinitely and the non-competition restrictions survive for a period of between six and eighteen months after termination of employment depending on the type of employee.

Change in Control Arrangements

    Under our Amended and Restated 1998 Stock Option and Grant Plan, if a "change in control" of Fargo occurs, then, unless otherwise approved by our board of directors or a committee thereof:

  •
  fifty percent of stock options and other awards granted under the plan that are unvested as of the effective date of such transaction will become fully vested as of such effective date;

  •
  the option plan and all outstanding options and other awards will terminate; and

  •
  in the event of such termination, each optionee will be permitted to exercise, for a period of at least 15 days prior to the date of such transaction, all outstanding options and other awards held by the optionee that are then exercisable or become exercisable upon the effectiveness of the transaction.

    For purposes of the plan, a change in control of Fargo will be deemed to have occurred, among other things, upon:

  •
  the sale or transfer of all or substantially all of our assets; or

  •
  a merger or consolidation of Fargo with or into another corporation whereby less than a majority of the outstanding voting power of the surviving or consolidated corporation is held by our original stockholders immediately prior to such event; or

  •
  any purchase by a party or group of affiliated parties of shares of capital stock, the effect of which is that such party that did not beneficially own a majority of the voting power of the outstanding shares of capital stock of Fargo immediately prior to such purchase beneficially owns at least a majority of such voting power immediately after such purchase.

Compensation Committee Report On Executive Compensation

    Our executive compensation policies are recommended and administered by the Compensation Committee of the Board of Directors. The Compensation Committee is currently composed of two independent, outside directors.

    The principal objective of our compensation policy is to increase stockholder value by providing an incentive to officers and employees to maximize our performance. Generally, we have set the salaries of our executive officers at industry averages and provided for variable compensation through stock options and cash bonuses. The form of compensation provided to members of our management varies based on their position and their ability to influence performance.

    The Compensation Committee has discretion to set executive compensation at levels warranted by external, internal and individual circumstances. The Committee has solicited through Mr. Holland, and reviewed annually, compensation surveys for officer positions in the electronics industry. Although such data provides a base for comparison, it is not necessarily used as the basis for the compensation actually awarded.

    Executive Officer Compensation Program.  Our executive officer compensation program can be separated into several elements: base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, and various benefits, including medical and retirement savings plans generally available to employees.

    Base Salary.  Our policy is to set the base salaries of its executives at the industry average. Mr. Holland's base salary during 2000 was set at $275,000 by his employment contract dated February 18, 1998 and approved by the Committee at the beginning of the fiscal year, which the Committee believes is consistent for Chief Executives with similar experience for similarly sized companies. Such salary represented a $3,124 increase over Mr. Holland's base salary for 1999.

    Cash Incentive Compensation.  The Compensation Committee establishes an executive bonus plan annually. The bonus plan assigns to each executive, based upon the Committee's determination of the size of bonus appropriate for the position held by the executive, a base dollar amount bonus objective. For 2000, the Committee then created a matrix of multipliers for such base bonus objective as a function of increases in net income before interest and incomes taxes ("NIBIT") and revenue. For any given increases in NIBIT after a threshold increase in revenue, the matrix will dictate a multiplier that is applied to the base dollar amount bonus objective to determine the bonus awarded.

    Mr. Holland did not earn a cash bonus for 2000 as a result of higher research and development expenses and lower gross margins causing operating profit to be below targeted levels.

    Stock Incentive Compensation.  We provide long-term incentive to our executive officers primarily through our Amended and Restated 1998 Stock Option and Grant Plan. Under the Option Plan, the Compensation Committee awards stock options to executive officers based on the number of options and shares currently held by the executive and also on performance factors similar to those used to determine salaries and annual cash incentives. The Compensation Committee has not fixed, or predetermined, the amount of shares to be available for options grants in any year. The Committee has, however, reviewed industry statistics regarding the appropriate size of the option plan in terms of outstanding shares and the appropriate size of grants to executive officers and to employees as a whole.

    Stock options are granted to encourage an executive to seek the same objectives as shareholders, to retain executives through vesting and to lower the overall cash cost of compensation. Our options generally vest over a period of four years and expire after seven to ten years. Options are generally granted with an exercise price equal to fair market value on the date of grant.

    Benefits.  We provide medical and retirement savings benefits to executive officers on terms generally available to employees. No executive officer received perquisites in excess of 10% of salary during 2000.

    Summary.  The Compensation Committee believes that the compensation program for executive officers during the 2000 year achieved the principal objectives for which it was designed.

    Section 162(m).  Section 162(m) of the Internal Revenue Code of 1986 limits our ability to deduct certain compensation in excess of $1 million paid to our chief executive officer and each of our four other most highly compensated executives. In 2000, we did not pay "compensation" within the meaning of Section 162(m) in excess of $1 million to our executive officers, and we do not believe that we will do so in the near future. As a result, we have not established a policy for qualifying compensation paid to our executive officers for deductibility under Section 162(m), but will formulate such a policy if compensation levels ever approach $1 million.

                      Compensation Committee
                      Michael C. Child
                      Elaine A. Pullen

Comparative Stock Performance

    The graph below compares the cumulative total stockholder return on our common stock to the total cumulative return on the Nasdaq Market Index and the Dow Jones Advanced Industrial Equipment Index during the period from our initial public offering on February 11, 2000 to December 31, 2000. The graph assumes a $100 investment in common stock, the Nasdaq Market Index and the Dow Jones Advanced Industrial Equipment Index on February 11, 2000 and the reinvestment of all dividends.

COMPARISON OF 10 MONTH CUMULATIVE RETURN
AMONG FARGO ELECTRONICS, INC.
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE DOW JONES ADVANCED INDUSTRIAL EQUIPMENT INDEX

150
100
50
0
DOLLARS
2/11/00
12/31/00
FARGO ELECTRONICS, INC.
NASDAQ STOCK MARKET (U.S.)
DOW JONES ADVANCED INDUSTRIAL EQUIPMENT

10 Month Cumulative Total Return	2/11/00	12/31/00
Fargo Electronics, Inc.	100.00	13.33
Nasdaq Stock Market (U.S.)	100.00	56.22
Dow Jones Advanced Industrial Equipment	100.00	78.39

Certain Transactions

    Conversion and Redemption of Preferred Stock.  Upon the closing of our initial public offering in February 2000, all 8,000 issued and outstanding shares of our Series B convertible preferred stock were converted into shares of common stock at a rate of 625 shares of common stock for each share of convertible preferred stock. A total of 5,000,000 shares of common stock were issued to holders of Series B convertible preferred stock as a result of this conversion. In addition, upon the closing of our initial public offering, all 30,000 issued and outstanding shares of our Series B redeemable preferred stock were redeemed at a rate of $1,000 plus accrued dividends of approximately $169.45 for each share of redeemable preferred stock. Approximately $35.1 million from the proceeds of the offering were used to redeem this stock. Eighty percent of these proceeds, or approximately $28.1 million, were paid to Fargo Electronics Holdings, LLC, an entity that is 62.5% owned by entities affiliated with TA Associates, Inc. and 31.25% owned by entities affiliated with St. Paul Venture Capital, Inc., both of which have representation on our board of directors. Gary R. Holland, our chief executive officer and a director of Fargo, directly owned 375 shares of our redeemable preferred stock and indirectly owned 300 shares of our redeemable preferred stock through his ownership interest in Fargo Electronics Holdings, LLC. Shares directly or indirectly owned by Mr. Holland were redeemed for approximately $789,000. Robert P. Cummins, our founder, owned 5,362.5 shares of our redeemable preferred stock which were redeemed for approximately $6.3 million. The conversion ratio of the convertible preferred stock and the redemption price of the redeemable preferred stock were determined in arms-length negotiations with investors in connection with our recapitalization in February 1998.

    Stockholders' Agreement.  Pursuant to a Stockholders' Agreement entered into in connection with our recapitalization in February 1998, certain holders of our common stock have registration rights with respect to their shares. Holders of registration rights include (i) Gary Holland, our President, Chairman and CEO, (ii) various entities affiliated with TA Associates, Inc., of which Michael Child, a director of Fargo, is a Managing Director and (iii) various entities affiliated with St. Paul Venture Capital, Inc., of which Everett Cox, a director of Fargo, is an executive officer and shareholder.

    Agreements with Affiliates. We had an agreement with Primera Technology, Inc. in connection with our recapitalization in February 1998 that required us to pay approximately $27,000 per month through February 2001. Primera is solely owned by Robert P. Cummins who, to our knowledge, beneficially owned more than 5% of our common stock at the time we made payments to Primera. This agreement did not require any specific performance by Primera or Mr. Cummins. Payments under the agreement were to reimburse Mr. Cummins for personal income tax expense incurred as a result of the recapitalization transaction structure. In March of 2000, we exercised our option to terminate this agreement and paid Primera a lump sum fee for early termination equal to 50% of the total amounts remaining, which was approximately $159,000. We have no further obligation to pay Primera under this agreement.

PROPOSAL 2
PROPOSAL TO APPROVE THE ADOPTION OF
FARGO'S 2001 EMPLOYEE STOCK PURCHASE PLAN

    Our stockholders are being asked to approve the action of the board of directors in adopting Fargo's 2001 Employee Stock Purchase Plan, which we refer to as the "Purchase Plan." The purpose of the Purchase Plan is to provide employees of Fargo with an opportunity to purchase Fargo common stock on favorable terms through accumulated payroll deductions, and to thereby encourage employees to voluntarily share in the ownership of Fargo common stock.

    A general description of the principal terms of the Purchase Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the Purchase Plan, a copy of which is attached to this Proxy Statement as APPENDIX B.

Shares Available for Issuance under the Purchase Plan

    If adopted, an aggregate of 250,000 shares of our common stock will be reserved for issuance and available for purchase under the Purchase Plan, subject to adjustment in the event of a stock split, stock dividend or other similar change in the common stock or the capital structure of Fargo.

Administration

    The Purchase Plan will be administered by the compensation committee of our Board of Directors. The compensation committee will have discretionary authority to administer and interpret the Purchase Plan.

Eligible Participants

    All employees of Fargo and participating subsidiaries whose customary employment is for more than five (5) months in any calendar year and more than 20 hours per week are eligible to participate in the Purchase Plan if the employee has been continuously employed for at least one month prior to the first day of the offering period in which the employee elects to participate.

    Employees will voluntarily enroll under the Purchase Plan by completing a payroll deduction form. Persons beneficially owning 5% or more of our common stock are not eligible to participate in the Purchase Plan.

Plan Operation

    Under the Purchase Plan, we will conduct a series of offerings of our common stock. Each offering will continue for a three-month period corresponding with the calendar quarter. The offering periods will continue under the Purchase Plan until either the Purchase Plan is terminated or the common stock remaining available under the Purchase Plan is insufficient to make an offer to all eligible employees.

    At the end of each offering period, the entire amount of accumulated payroll deductions in a participating employee's account will automatically be used to purchase, at the applicable option price, shares of our common stock. The option price for any given offering period will be 85% of the fair market value of a single share of our common stock on either the first day of the offering period or the last day of the offering period, whichever value is lower. The option price determines the total number of shares of common stock purchased with the entire amount of your accumulated payroll deductions for the offering period. The number of shares that may be purchased by any single employee is limited to 250 shares of our common stock in any three-month offering period and a number of shares having a maximum fair market value of $25,000 in each calendar year.

    Payroll deductions may range from 1% to 10% (in whole percentages) of a participating employee's total compensation for a payroll period. In determining "total compensation" we include all gross cash compensation such as wages, salary, incentives, bonuses, commissions and overtime earnings paid to the employee by us or a participating subsidiary before any contributions the employee has made to any deferred compensation, cafeteria, capital accumulation or any similar plan.

Nontransferability of Options

    Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will, the laws of descent and distribution or by designation to a beneficiary as provided in the Purchase Plan by the participant.

Adjustments

    In the event any change, such as a stock split or dividend, is made in our capitalization which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by Fargo, an appropriate adjustment shall be made in the number of shares under the Purchase Plan and the price per share covered by each outstanding option.

Amendment and Termination of Purchase Plan

    Our Board may suspend or terminate the Purchase Plan at any time, and may amend the Purchase Plan from time to time in such respects as the Board may deem advisable in order that options under the Purchase Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in our best interests; provided, however, that no amendments to the Purchase Plan will be effective without approval of our stockholders if stockholder approval of the amendment is then required pursuant to Section 423 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body.

Certain Federal Income Tax Information

    The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Purchase Plan, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    Generally, no federal income tax consequences will arise at the time an employee purchases common stock under the Purchase Plan. If an employee disposes of common stock purchased under the Purchase Plan less than one year after the common stock is transferred to him or her and within two years of the grant date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the common stock at the time of transfer to the employee and the amount paid by the employee for the common stock. The amount of such ordinary income recognized by the employee will be added to the employee's basis in the common stock for purposes of determining capital gain or loss upon the disposition of the common stock by the employee.

    If an employee does not dispose of the common stock purchased under the Purchase Plan until at least one year after the common stock is transferred to him or her and at least two years after the grant date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of the common stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of the common stock on the grant date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee's basis in the common stock for purposes of determining capital gain or loss upon the disposition of the common stock by the employee. If an employee dies before disposing of the common stock purchased under the Purchase Plan, he or she will be deemed to have received compensation taxable as ordinary income in the taxable year closing with the employee's death in an amount equal to the lesser of clauses (a) or (b) as set forth in the first sentence of this paragraph. The employee will not realize any capital gain or loss at death.

    We generally will not be entitled to a deduction with respect to the common stock purchased by an employee under the Purchase Plan, unless the employee disposes of the common stock less than one year after the common stock is transferred to the employee or less than two years after the grant date.

    The foregoing summary of the federal income tax consequences of Purchase Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

Vote Required

    Approval of the 2001 Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented, in person or by proxy, and entitled to vote.

    OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 3
PROPOSAL TO AMEND FARGO'S
AMENDED AND RESTATED 1998
STOCK OPTION AND GRANT PLAN

    Our stockholders are being asked to approve the action of the board of directors in amending Fargo's Amended and Restated 1998 Stock Option and Grant Plan, which we refer to as the "Option Plan," to increase the maximum number of shares of stock reserved and available for issuance under the Option Plan from twelve percent (12%) to fifteen percent (15%) of Fargo's outstanding common stock.

    A general description of the principal terms of the Option Plan is set forth below. This description is qualified in its entirety by the terms of the Option Plan, a copy of which is attached to this Proxy Statement as APPENDIX C.

Purpose of the Amendment

    Providing stock option grants under the option plan is an important element in our overall success. In general, our board of directors believes that equity-based incentives align the interests of our management and employees with those of our stockholders. In addition, providing stock option grants under the option plan is an important strategy for attracting and retaining the type of high-quality executives, employees and advisors our board of directors believes necessary for us to achieve our goals. Given the intense competition for such personnel, our board of directors believes that its ability to offer competitive compensation packages, including those with equity-based incentive components, is particularly important in attracting and retaining qualified candidates. Increasing the amount of shares available for issuance under the Option Plan will better enable us to pursue these goals.

Shares Available for Issuance Under the Plan

    Currently, the Option Plan provides that the maximum number of shares of common stock reserved and available for issuance under the plan at any time is equal to 12% of our outstanding common stock at the time of determination. As of March 6, 2001, there were outstanding options to purchase an aggregate of 1,255,459 shares of common stock under the Option Plan, representing approximately 10.7% of the 11,749,608 shares of our common stock then outstanding. As of March 6, 2001, 108,011 shares of common stock remained available for future grants under the Option Plan. If this proposal is approved by the stockholders, the maximum number of shares of common stock reserved and available for issuance under the plan at any time will be equal to 15% of our outstanding common stock at the time of determination. This increase in the percentage of shares reserved and available for issuance under the Option Plan represents an increase of approximately 500,000 shares, assuming the total number of shares outstanding remains the same. The maximum number of shares available for issuance upon exercise of incentive stock options is 1,200,000 shares, and no participant may be granted awards with respect to more than 200,000 shares of stock in any one year.

    As of March 6, 2001, 46,483 shares of common stock had been issued upon the exercise of options granted under the option plan, and options to purchase 1,255,459 shares of common stock at a weighted average exercise price of $6.60 were outstanding.

Administration

    The Option Plan is administered by the Compensation Committee of our Board of Directors. The Compensation Committee has the authority to determine all provisions of options as long as they are consistent with the terms of the option plan. The Compensation Committee also has the authority to amend or modify the terms of any outstanding option in any manner. Any amendment or modification, however, must be permitted by the plan and may not adversely affect any participant's rights without his or her consent. Each determination, interpretation or other action of the Compensation Committee will be conclusive and binding for all purposes on all persons.

Eligible Participants

    Eligible participants in the option plan include officers and other employees, independent directors, consultants, advisors and other key persons of Fargo who are responsible for or contribute to the management, growth or profitability of Fargo as are selected from time to time by the committee administering the option plan, in its sole discretion.

    The options will always be subject to whatever terms and conditions the committee determines, provided such terms and conditions are consistent with the Option Plan. All options are deemed granted as of the date specified in the committee's resolution, which will be the date of the participant's award agreement.

Stock Options

    The Option Plan permits us to grant options to purchase shares of common stock, including both options that qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code and options that do not qualify as incentive stock options. An option provides the optionee with the opportunity to purchase shares of our common stock in a specified amount, at a predetermined price for a specific period of time. Incentive stock options must be granted with an exercise price equal to at least the fair market value of the common stock on the date of grant (110% of the fair market value for incentive options granted to 10% stockholders). The exercise price for non-qualified stock options must be not less than 85% of the fair market value of the common stock on the date of grant. Options will become exercisable at such times and in such installments as may be determined by the Committee, provided that options may not be exercisable after 10 years from their date of grant.

    The exercise price of options may be paid in cash, certified or bank check, by delivery of a "broker exercise notice" (pursuant to which the broker or dealer is instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to us), a promissory note or by transfer of unrestricted shares of common stock.

    To qualify for "incentive stock option" treatment under Section 422 of the Code, the aggregate fair market value (determined as of the time of grant) of shares underlying incentive stock options that become exercisable for the first time by an optionee during any calendar year may not exceed $100,000. To the extent that any stock option exceeds this limit, it will be treated as a non-statutory option.

    An option holder may not assign or transfer any right or interest in an option, except by will or the laws of descent and distribution, or subject any option to any lien.

Restricted Stock Awards

    The Compensation Committee may award restricted shares of common stock that cannot be transferred for some predetermined period of time and may have to be forfeited upon the occurrence of certain conditions, such as leaving the employment of Fargo.

Unrestricted Stock Awards

    The Compensation Committee may grant or sell unrestricted stock shares of common stock free of any vesting restrictions to eligible participants for past services or other valid consideration. Under certain circumstances, the Compensation Committee may allow participants to receive a portion of their cash compensation in the form of shares of unrestricted stock, either currently or on a deferred basis.

Effect of Termination of Employment or Service

    Unless otherwise provided in the optionee's particular option agreement or determined by the Committee, upon the optionee's termination of employment (or other business relationship) with us, the optionee's rights in the optionee's stock Options will automatically terminate.

Effect of Mergers and Other Transactions

    Under the Option Plan, if a "change in control" of Fargo occurs, then, unless otherwise approved by our board of directors or a committee thereof:

  •
  fifty percent of stock options and other awards granted under the plan that are unvested as of the effective date of such transaction will become fully vested as of such effective date;

  •
  the option plan and all outstanding options and other awards will terminate; and

  •
  in the event of such termination, each optionee will be permitted to exercise, for a period of at least 15 days prior to the date of such transaction, all outstanding options and other awards held by the optionee that are then exercisable or become exercisable upon the effectiveness of the transaction.

    For purposes of the plan, a change in control of Fargo will be deemed to have occurred, among other things, upon:

  •
  the sale or transfer of all or substantially all of our assets; or

  •
  a merger or consolidation of Fargo with or into another corporation whereby less than a majority of the outstanding voting power of the surviving or consolidated corporation is held by our original stockholders immediately prior to such event; or

  •
  any purchase by a party or group of affiliated parties of shares of capital stock, the effect of which is that such party that did not beneficially own a majority of the voting power of the outstanding shares of capital stock of Fargo immediately prior to such purchase beneficially owns at least a majority of such voting power immediately after such purchase.

Federal Income Tax Effects

    The following is a summary of the current federal income tax consequences upon the granting and exercise of stock options and stock awards.

    Incentive Stock Options.  An employee who is granted an incentive stock option under the Option Plan will not be subject to federal income tax upon the grant or exercise of the option. However, the exercise of an incentive stock option is a tax preference item and may be subject to the alternative minimum tax.

    When a participant disposes of shares acquired upon exercise of an incentive stock option, the federal income tax consequences will depend upon how long the participant held those shares. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the participant exercised the incentive stock option, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between the amount the participant realized on disposition of the shares, and the option price at which the participant acquired the shares. We are not entitled to any compensation expense deduction under these circumstances.

    If the participant does not satisfy both of the above holding period requirements, then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. We will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

    Non-incentive Stock Options.  An employee who is granted a stock option under the Option Plan that is not an incentive stock option will not be subject to federal tax upon the grant of the option and we will not be entitled to a tax deduction by reason of such grant. Upon exercise of a stock option under the Option Plan that is not a statutory incentive stock option, the excess of the fair market value of the share on the exercise date over the option price will be considered compensation taxable as ordinary income to the employee. We may claim a tax deduction in the amount of the taxable compensation realized by the employee.

    Unrestricted Stock Awards.  Stock awards made without restrictions are subject to federal tax to the recipient and are deductible to us.

    Restricted Stock Awards.  Stock awards with restrictions are generally not subject to federal tax upon grant and we will not be entitled to a tax deduction upon grant. A purchaser of restricted stock recognizes ordinary income equal to the difference between the purchase price, if any, and the fair market value of the shares (the "spread") as Fargo's right to repurchase the shares at the original purchase price lapses (that is, as the stock "vests"). We may claim a tax deduction at the same time and in the same amount that the purchaser recognizes ordinary income. Under current federal tax law, the purchaser may elect to include the spread in ordinary income at the time of grant. Any subsequent gain or loss upon resale of the shares by the purchaser is treated as long or short-term capital gain or loss, depending on how long the shares are held. We are entitled to a federal tax deduction in the same amount and at the same time as the purchaser realizes ordinary income. Dividends paid on shares subject to restrictions will be deemed compensation to the recipient and deductible by us.

    The foregoing summary of the federal income tax consequences of Option Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

Amendment of the Plan

    Our board may, at any time, amend or discontinue the option plan and the Committee may, at any time, amend or cancel any outstanding award (or provide substitute awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the option plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended award if it were then initially granted under the option plan for the purpose of satisfying changes in law or for any other lawful purpose), but no such action shall adversely affect rights under any outstanding award without the holder's consent. No amendments to the option plan will be effective without approval of our stockholders if stockholder approval is then required to ensure that incentive stock options granted under our option plan are qualified under Section 422 of the Code or to satisfy the rules of any stock exchange, Nasdaq or similar regulatory body.

Termination

    The option plan will terminate at midnight on February 17, 2008, unless terminated earlier by our board of directors. No option may be granted after the option plan's termination. Options outstanding upon termination of the option plan may continue to be exercised in accordance with their terms.

Vote Required

    Approval of the amendment to 1998 Stock Option and Grant Plan requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented, in person or by proxy, and entitled to vote.

    OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED 1998 STOCK OPTION AND GRANT PLAN.

Appointment of Auditors

    Our Board of Directors has appointed PricewaterhouseCoopers LLP, independent certified public accountants, as our auditors for the year ending December 31, 2001.

    Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

    The fees paid PricewaterhouseCoopers LLP for our 2000 annual audit and review of our quarterly financial statements were $70,000.

Financial Systems Design and Implementation Fees

    We did not pay any fees to PricewaterhouseCoopers LLP for financial systems design and implementation services in 2000.

All Other Fees

    All other fees paid to PricewaterhouseCoopers LLP for services in 2000 totalled approximately $160,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and stockholders holding more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of our common stock. Executive officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us for the period ended December 31, 2000, all Section 16(a) reports required to be filed by our executive officers, directors and greater-than-10% stockholders were filed on a timely basis, except that Messrs. Ackerman, Platner and Andersen and Ms. Phillips each failed to timely file an initial Form 3 reporting their initial beneficial ownership, and Mr. Gibbs and Ms. Pullen each failed to timely file a Form 5 reporting a stock option grant received in April 2000.

PROPOSALS FOR THE NEXT ANNUAL MEETING

    Stockholder proposals intended to be presented in the proxy materials relating to the next Annual Meeting of Stockholders must be received by us on or before December 4, 2001 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.

    A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must notify us by January 3, 2002. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

OTHER BUSINESS

    We know of no business that will be presented for consideration at the Annual Meeting other than that described in this proxy statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by our Board will be voted according to the judgment of the person or persons voting the proxies.

ANNUAL REPORT

    UPON WRITTEN REQUEST, WE WILL FURNISH WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 TO EACH PERSON WHO WAS A STOCKHOLDER OF FARGO ELECTRONICS, INC. AS OF MARCH 6, 2001. REQUESTS SHOULD BE SENT TO: FARGO ELECTRONICS, INC., 6533 FLYING CLOUD DRIVE, EDEN PRAIRIE, MN 55344 ATTN: INVESTOR RELATIONS.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      Gary R. Holland
                       Chairman of the Board, President and
                      Chief Executive Officer

April 2, 2001
Eden Prairie, Minnesota

Appendix A

FARGO ELECTRONICS, INC.
AUDIT COMMITTEE CHARTER

Organization

    This charter governs the operations of the Fargo Electronics, Inc. Audit Committee (the committee). The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom shall meet the independence and experience requirements of The Nasdaq Stock Market, Inc.

Statement of Policy

    The audit committee is a committee of the Board of Directors. The committee's primary function is to provide assistance to the board of directors in fulfilling its oversight responsibility to the shareholders relating to the Company's annual financial statements provided to shareholders and the Securities and Exchange Commission (the SEC), the financial reporting process, the systems of internal accounting and financial controls and the annual independent audit of the Company's financial statements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. The committee should have a clear understanding with the independent auditors that they must maintain an open relationship with the committee, and that the ultimate accountability of the independent auditors is to the Board of Directors and the committee. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose. The committee will make regular reports to the Board of Directors concerning its activities.

Responsibilities and Processes

    The primary responsibility of the committee is to provide assistance to the board of directors in fulfilling its oversight responsibility concerning the Company's financial reporting process and report the results of their activities to the board. While the committee has the responsibilities and powers set forth in this charter, it is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are fairly presented and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's business conduct guidelines.

    The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The following processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  •
  The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors (a) their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board Standard No. 1 and (b) the matters required to be discussed by Statement on

A-1

    Auditing Standards (SAS) No. 61. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors.

  •
  The committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their audits.

  •
  The committee shall have a predetermined arrangement with the independent auditors that they will advise the committee through its chair and management of the Company of any matters identified through procedures followed for the review of interim quarterly financial statements. This arrangement shall include such notification to the committee as may be required under standards for communication with audit committees prior to the related press release or, if not practicable, prior to the filing of the Company's Quarterly Report on Form 10-Q. The committee shall also arrange with the independent auditors to receive communication provided by the auditors at the end of each of the first three quarters of the year that they have nothing to report to the committee, if that is the case, or the written enumeration of any required reporting issues.

  •
  The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including the judgment of management and the independent auditors about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

Indemnification

    The committee members will be indemnified by the Company to the maximum extent provided under Minnesota law or in accordance with any indemnification agreements between the Company and such committee members.

A-2

Appendix B

FARGO ELECTRONICS, INC.
2001 EMPLOYEE STOCK PURCHASE PLAN

1.  Purpose.  The purpose of this 2001 Employee Stock Purchase Plan (the "Plan") is to advance the interests of Fargo Electronics, Inc. ("the Company") and its stockholders by providing eligible employees of the Company and its Participating Subsidiaries with an opportunity to acquire an ownership interest in the Company through the purchase of Common Stock of the Company on favorable terms through payroll deductions. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, provisions of the Plan will be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2.  Definitions.

    2.1  "Board"  means the Board of Directors of the Company.

    2.2  "Change in Control"  means an event described in Section 10.1 of the Plan.

    2.3  "Code"  means the Internal Revenue Code of 1986, as amended.

    2.4  "Committee"  means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

    2.5  "Common Stock"  means the common stock, par value $.01 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 4.3 of the Plan.

    2.6  "Compensation"  means all gross cash compensation (including wage, salary, incentive, bonus, commission and overtime earnings) paid by the Company or any Participating Subsidiary to a Participant, including amounts that would have constituted compensation but for a Participant's election to defer or reduce compensation pursuant to any deferred compensation, cafeteria, capital accumulation or any other similar plan of the Company; provided, however, that the Committee, in its sole discretion, may expand or limit the amounts that will be deemed compensation for purposes of the Plan in such manner as it deems appropriate.

    2.7  "Designated Broker"  has the meaning set forth in Section 5.1 of this Plan.

    2.8  "Eligible Employee"  means any employee of the Company or a Participating Subsidiary (other than an employee whose customary employment with the Company or a Participating Subsidiary is for 20 hours or less per week or five months or less per calendar year) who, with respect to any Offering Period, has been continuously employed by the Company or a Participating Subsidiary for at least one month prior to the Offering Commencement Date for such Offering Period. With respect to a Subsidiary that has been acquired by the Company and designated as a Participating Subsidiary or a Subsidiary that is otherwise subsequently designated by the Committee as a Participating Subsidiary, the period of employment of employees of such Participating Subsidiary occurring prior to the time of such acquisition or designation will be included for purposes of determining whether an employee has been employed for the requisite period of time under the Plan.

    2.9  "Exchange Act"  means the Securities Exchange Act of 1934, as amended.

    2.10  "Fair Market Value"  means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock at the end of the regular trading session, which as of the effective date of this Plan is 4:00 p.m., New York City time, if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price at the end of the regular trading session, which as of the effective date of this Plan is 4:00 p.m., New York City time, as reported by the Nasdaq SmallCap Market, OTC Bulletin Board, National Quotation Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

    2.11  "Offering Commencement Date"  means the first day of an Offering Period.

    2.12  "Offering Period"  means any of the offerings to Participants of Options under the Plan, each continuing for a period of six months, as described in Section 6 of the Plan, except as otherwise set forth in Section 6.2 of the Plan.

    2.13  "Offering Termination Date"  means the last day of an Offering Period.

    2.14  "Option"  means a right to purchase shares of Common Stock granted to a Participant in connection with an Offering Period pursuant to Section 8 of the Plan

    2.15  "Participant"  means an Eligible Employee who elects to participate in the Plan pursuant to Section 5 of the Plan.

    2.16  "Participating Subsidiary"  means a Subsidiary that has been designated by the Committee from time to time, in its sole discretion, as a corporation whose Eligible Employees may participate in the Plan.

    2.17  "Purchase Price"  means, with respect to any Offering Period, the lower of (a) 85% of the Fair Market Value of one share of Common Stock on the Offering Commencement Date, or (b) 85% of the Fair Market Value of one share of Common Stock on the Offering Termination Date.

    2.18  "Securities Act"  means the Securities Act of 1933, as amended.

    2.19  "Subsidiary"  means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

    2.20  "Termination of Employment"  means a Participant's complete termination of employment with the Company and all Participating Subsidiaries for any reason, including death, disability or retirement. In the event that a Participant is in the employ of a Participating Subsidiary and the Participating Subsidiary ceases to be a Participating Subsidiary of the Company for any reason, such event will be deemed a termination of employment unless the Participant continues in the employ of the Company or another Participating Subsidiary.

3.  Administration.

    The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. Such a committee, if established, will act by majority approval of the members (but may also take action with the written consent of a majority of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Participants who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

4.  Shares Available for Issuance; Adjustments for Certain Events.

    4.1  Maximum Number of Shares Available.  Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 250,000 shares of Common Stock, which may either be authorized but unissued shares or shares held by the Company in its treasury. If the total number of shares of Common Stock that would otherwise be issuable upon the exercise of Options granted pursuant to Section 8 of the Plan on any Offering Termination Date exceeds the number of shares then available for issuance under the Plan, the Committee will make a pro rata allocation of the shares of Common Stock remaining available for issuance under the Plan in as uniform and equitable a manner as it deems appropriate.

    4.2  Accounting for Options.  Shares of Common Stock that are issued under the Plan or that are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Option that is terminated unexercised will automatically again become available for issuance under the Plan.

    4.3  Adjustments to Shares and Options.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to, and the exercise price of, outstanding Options.

5.  Participation.

    5.1  Participation.  Participation in the Plan is voluntary and is not a condition of employment. Eligible Employees may elect to participate in the Plan, beginning with the first Offering Period to commence after such person becomes an Eligible Employee, by properly completing a participation agreement authorizing payroll deductions on the form of participation agreement provided by the Company and filing the participation agreement with the Company's Human Resources Department or the stock brokerage or other financial services firm designated by the Company ("Designated Broker") not later than the 10th business day immediately preceding the Offering Commencement Date of the first Offering Period in which the Participant wishes to participate. An Eligible Employee who elects to participate with respect to an Offering Period will be deemed to have elected to participate in each subsequent Offering Period, unless such Participant properly completes and files a notice of withdrawal form in the manner described in Section 9.1 of the Plan.

    5.2  Limitation on Participation.  Notwithstanding Section 8.1 or any other provisions of the Plan to the contrary, an Eligible Employee will not be granted an Option under the Plan:

      (a) if, immediately after the grant of such Option, such Eligible Employee (or any other person whose stock ownership would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own stock or options possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of its "parent" or "subsidiary" corporations (within the meaning of Section 424 of the Code);

      (b) if such Option would permit such Eligible Employee to purchase Common Stock under the Plan and any other "employee stock purchase plans" (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate that exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time; or

      (c) if such Option would permit the Eligible Employee to purchase more than 250 shares of Common Stock under the Plan in any given Offering Period (subject to adjustment pursuant to Section 4.3 of the Plan).

6.  Offering Periods.

    6.1  Generally.  Options to purchase shares of Common Stock will be offered to Participants under the Plan through a continuous series of Offering Periods, each continuing for three months, commencing on January 1, April 1, July 1 and October 1 of each year and terminating on March 31, June 30, September30 and December 31 of each year, as the case may be, except as otherwise provided in Sections 6.2 and 6.3 of the Plan. The first Offering Period will commence on January 1, 2001.

    6.2  Discretion to Change Offering Periods.  Notwithstanding the foregoing, and without limiting the authority of the Committee under Section 3, 4.3 and 14 of the Plan, the Committee, in its sole discretion, may (a) accelerate the Offering Termination Date of the then current Offering Period and provide for the exercise of Options thereunder by Participants in accordance with Section 8.2 of the Plan, or (b) accelerate the Offering Termination Date of the then current Offering Period and provide that all payroll deductions credited to the accounts of Participants will be paid to Participants as soon as practicable after such Offering Termination Date and that all Options for such Offering Period will automatically be canceled and will no longer be exercisable, if such change is announced at least five (5) days prior to the newly scheduled Offering Termination Date. In addition, the Board of Directors of the Company will have the power to change the duration and/or frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

7.  Payroll Deductions.

    7.1  Payroll Deduction Plan.  This Plan will be operated as a payroll deduction plan. By completing and filing a participation agreement, a Participant will elect to have payroll deductions made from such Participant's total Compensation (in whole percentages from a minimum of 1% to a maximum of 10%, or such other minimum or maximum percentages as the Committee may from time to time establish, but not to exceed 10%) on each payday during the time he or she is a Participant in the Plan in such amount as such Participant designates on the participation agreement.

    7.2  Commencement of Payroll Deductions.  All payroll deductions will commence on the first payroll paid following the Offering Commencement Date of the first Offering Period in which the Participant wishes to participate and will continue until terminated by the Participant as provided in Section 9.1 of this Plan.

    7.3  Participants' Accounts.  All payroll deductions authorized by a Participant will be credited as of each payday to an account established under the Plan for the Participant. Such account will be solely for bookkeeping purposes, no separate fund, trust or other segregation of such amounts will be established or made and the amounts represented by such account will be held as part of the Company's general assets, usable for any corporate purpose. A Participant may not make any separate cash payment or contribution to such Participant's account. No interest will accrue on amounts held in such accounts under the Plan.

    7.4  Ability to Increase or Decrease Payroll Deductions.  A Participant may increase or decrease the amount of his or her payroll deductions under the Plan (subject to such limitations on the frequency of such changes as may be imposed by rules adopted by the Committee from time to time) by properly completing an amended participation agreement and filing it with the Company's Human Resources Department or Designated Broker not less than 15 days prior to the commencement of the pay period for which such change in payroll deductions is to be effective or, with respect to commissions, bonuses or other Compensation that is indeterminate and subject to performance goals or criteria, not less than 10 days prior to the date that such performance related Compensation is paid. A Participant may withdraw from participation in the Plan at any time as provided in Section 9.1 of the Plan.

    7.5  Limitations on Payroll Deductions.  Notwithstanding the foregoing, a Participant's payroll deductions may be decreased by the Company to zero percent (0%) at any time during any Offering Period scheduled to end during the then current calendar year as a result of the limitations set forth in Section 5.2(b) of the Plan or in order to avoid unnecessary payroll contributions as a result of application of the maximum share limit set forth in Section 5.2(c) of the Plan. Payroll deductions will re-commence at the rate provided in such Participant's participation agreement at the beginning of the first Offering Period that is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 9.1 of the Plan.

8.  Options.

    8.1  Grant of Options.  With respect to any Offering Period, each Participant participating in such Offering Period will be granted, by operation of the Plan on the Offering Commencement Date for such Offering Period, subject to the limitations contained in Section 5.2 of the Plan, an Option to purchase (at the Purchase Price) as many full shares of Common Stock as such Participant will be able to purchase with the accumulated payroll deductions credited to such Participant's account during such Offering Period plus the balance (if any) carried forward from the Participant's payroll deduction account from the preceding Offering Period.

    8.2  Exercise of Options.

      (a) Unless a Participant withdraws from the Plan as provided in Section 9.1 of the Plan, the Participant's Option for the purchase of shares of Common Stock granted with respect to an Offering Period will be exercised automatically at the Offering Termination Date of such Offering Period for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions in such Participant's account as of such Offering Termination Date will purchase at the applicable Purchase Price.

      (b) A Participant may only purchase one or more full shares in connection with the automatic exercise of an Option granted for any Offering Period. The portion of any balance remaining in a Participant's payroll deduction account at the close of business on the Offering Termination Date of any Offering Period that is less than the purchase price of one full share of Common Stock will be carried forward into the Participant's payroll deduction account for the following Offering Period. In no event, however, will the balance carried forward be equal to or greater than the purchase price of one full share of Common Stock on the Offering Termination Date of an Offering Period.

      (c) No Participant (or any person claiming through such Participant) will have any interest in any Common Stock subject to an Option under the Plan until such Option has been exercised, at which point such interest will be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery of such Common Stock.

      (d) As promptly as practicable after the Offering Termination Date of each Offering Period, the Company will issue the shares of Common Stock purchased upon exercise of such Participant's Option granted for such Offering Period, registered in the name of the Participant or, if the Participant so directs on his or her participation agreement, in the names of the Participant and his or her spouse. The Committee may determine, in its sole discretion, the manner of delivery of shares of Common Stock purchased under the Plan, which may be by electronic account entry into new or existing brokerage or other accounts, delivery of physical stock certificates or such other means as the Committee deems appropriate.

      (e) At the time the Option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, that arise upon the exercise of the Option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of the Common Stock by the Participant.

9.  Withdrawal From Plan.

    9.1  Voluntary Withdrawal.  A Participant may, at any time on or before 5:00 p.m., Minnesota time, on the 15th day of the last month of an Offering Period, terminate his or her participation in the Plan and withdraw all, but not less than all, of the payroll deductions credited to such Participant's account under the Plan by giving written notice to the Company's Human Resources Department or the Designated Broker, as directed by the Company. Such notice must state that the Participant wishes to terminate his or her participation in the Plan and request the withdrawal of all of the Participant's payroll deductions held under the Plan. All of the Participant's payroll deductions credited to his or her account will be paid to such Participant as soon as practicable after receipt of the notice of withdrawal, such Participant's Option for such Offering Period will automatically be canceled and will no longer be exercisable, and no further payroll deductions for the purchase of shares of Common Stock under the Plan will be made.

    9.2  Termination of Employment.

      (a) Upon the Termination of Employment of a Participant at any time, the payroll deductions credited to such Participant's account will be paid to such Participant as soon as practicable after the effective date of such Termination of Employment (or, in the case of death, to the person or persons entitled thereto under Sections 11 and 12.3 of the Plan), such Participant's Option for the then current Offering Period will automatically be canceled and will no longer be exercisable, and no further payroll deductions for the purchase of shares of Common Stock under the Plan will be made.

      (b) Unless the Committee otherwise determines in its sole discretion, a Participant's employment will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Participating Subsidiary for which the Participant provides employment, as determined by the Committee in its sole discretion based upon such records.

    9.3  Effect of Withdrawal.  A Participant's withdrawal pursuant to Section 9.1 of the Plan will not have any effect upon such Participant's eligibility to participate in a subsequent Offering Period (so long as such Participant completes and files a new participation agreement pursuant to Section 5 of the Plan) or in any similar plan that may hereafter be adopted by the Company.

10.  Change in Control.

    10.1  Change in Control.  For purposes of this Section 10, a "Change in Control" of the Company will mean the following:

      (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

      (b) the approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

      (c) any person becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 20% or more, but less than 50%, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 10.2 below), or (ii) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

      (d) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to the effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) less than 80%, but more than 50%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); or

      (e) the Continuity Directors cease for any reason to constitute at least a majority of the Board.

    10.2  Continuity Directors.  For purposes of this Section 10, "Continuity Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

    10.3  Adjustment of Offering Period.  Without limiting the authority of the Committee under Sections 3, 4.3 and 14 of the Plan, if a Change in Control of the Company occurs, the Committee, in its sole discretion, may (a) accelerate the Offering Termination Date of the then current Offering Period and provide for the exercise of Options thereunder by Participants in accordance with Section 8.3 of the Plan, or (b) accelerate the Offering Termination Date of the then current Offering Period and provide that all payroll deductions credited to the accounts of Participants will be paid to Participants as soon as practicable after such Offering Termination Date and that all Options for such Offering Period will automatically be canceled and will no longer be exercisable.

11.  Designation of Beneficiary.

    A Participant may file with the Company's Human Resources Department a written designation of a beneficiary who is to receive shares of Common Stock and cash, if any, under the Plan in the event of such Participant's death prior to delivery of such shares or cash to such Participant. Such designation of beneficiary may be changed by the Participant at any time by written notice the Company's Human Resources Department. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, (a) the Company will deliver such shares of Common Stock and cash to the executor or administrator of the estate of the Participant, or (b) if to the Company's knowledge no such executor or administrator has been appointed, the Company, in its sole discretion, may deliver such shares of Common Stock and cash to the spouse or to any one or more dependents or relatives of the Participant or, if no spouse, dependent or relative is known to the Company, to such other person as the Company may designate.

12.  Rights of Eligible Employees and Participants; Transferability.

    12.1  No Right to Employment.  Nothing in the Plan will interfere with or limit in any way the right of the Company or any Participating Subsidiary to terminate the employment of any Eligible Employee or Participant at any time, nor confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or any Participating Subsidiary.

    12.2  Rights as a Stockholder.  As a holder of an Option under the Plan, a Participant will have no rights as a stockholder unless and until such Option is exercised and the Participant becomes the holder of record of shares of Common Stock. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to Options as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its sole discretion.

    12.3  Restrictions on Transfer.  Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 11 of the Plan) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 9.1 of the Plan. During his or her lifetime, a Participant's Option to purchase shares of Common Stock under the Plan is exercisable only by such Participant.

13.  Securities Law and Other Restrictions.

    Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Options granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body that the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

14.  Amendment or Termination.

    The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required pursuant to Section 423 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. Upon termination of the Plan, the Committee, in its sole discretion, may take any of the actions described in Section 10.3 of the Plan.

15.  Effective Date of Plan.

    Subject to shareholder approval, the Plan will be effective as of January 1, 2001. If shareholder approval is not obtained prior to October 1, 2001, the Plan will no longer be deemed effective, and all Options will automatically be canceled and will no longer be exercisable. The Plan will terminate at midnight on December 31, 2010 and may be terminated prior to such time by Board action, and no Option will be granted after such termination.

16.  Miscellaneous.

    16.1  Governing Law.  The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

    16.2  Successors and Assigns.  The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

Appendix C

FARGO ELECTRONICS, INC.
AMENDED AND RESTATED
1998 STOCK OPTION AND GRANT PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

    The name of the plan is the Fargo Electronics, Inc. 1998 Stock Option and Grant Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants, advisors, and other key persons of Fargo Electronics, Inc. (the "Company") and its Subsidiaries (as defined below) upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

    The following terms shall be defined as set forth below:

    "Act" means the Securities Exchange Act of 1934, as amended.

    "Award" or "Awards, "except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Unrestricted Stock Awards.

    "Board" means the Board of Directors of the Company.

    "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

    "Committee" has the meaning specified in Section 2.

    "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 13.

    "Fair Market Value" of the Stock on any given date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) means (i) the average of the reported high and low sale prices of the Stock as of 4:00 p.m. New York time if the Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; or (ii) if the Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as of 4:00 p.m. New York time as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or other comparable service; or (iii) if the Stock is not so listed or reported, or if there are no transactions or quotations within the last ten trading days or trading has been halted for extraordinary reasons, such price as the Committee determines in good faith in the exercise of its reasonable discretion with reference to the rules and principles of valuation set forth in Section 20.2031-2 of the Treasury Regulations.

    "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

    "Independent Director" means a member of the Board who is not an employee or officer of the Company or any Subsidiary.

    "Initial Public Offering" means the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Stock to the public.

    "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

    "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

    "Restricted Stock Award" means any Award granted pursuant to Section 6.

    "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

    "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

    "Unrestricted Stock Award" means any Award granted pursuant to Section 7.

SECTION 2.  ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

    (a)  Committee.  The Plan shall be administered by the Board of Directors of the Company, or at the discretion of the Board, by a committee of the Board of not less than two Independent Directors. On and after the date the Company becomes subject to the Act, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3(a)(3) and, if the Board so determines in its sole discretion, shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. All references herein to the "Committee" shall be deemed to refer to the entity then responsible for administration of this Plan at the relevant time (i.e., either the Board of Directors or a committee of the Board, as applicable).

    (b)  Powers of Committee.  The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

       (i) to select the officers, employees, Independent Directors, consultants, advisors and key persons of the Company and its Subsidiaries to whom Awards may from time to time be granted;

      (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Unrestricted Stock Awards or any combination of the foregoing, granted to any one or more participants;

      (iii) to determine the number of shares of Stock to be covered by any Award;

      (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

      (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

      (vi) to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

     (vii) subject to the provisions of Section 5(a)(iii), to extend at any time the period in which Stock Options may be exercised;

     (viii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

      (ix) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

    All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

    (c)  Delegation of Authority to Grant Awards.  The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee's authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

    (a)  Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan at any time is equal to fifteen percent (15%) of the Stock of the Company outstanding at the time of determination, including all shares of Stock issuable upon the exercise of any conversion or exchange rights contained in any security convertible into or exchangeable for shares of Stock; provided, that without limiting the foregoing but subject to adjustment as provided in Section 3(b) of the Plan, the maximum number of shares of Stock that will be available for issuance upon exercise of Incentive Stock Options is 1,200,000. Notwithstanding any other provisions of the Plan to the contrary, no participant in the Plan may be granted any Awards with respect to more than 200,000 shares of Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in Section 3(b) of the Plan); provided, however, that a participant who is first appointed or elected as an officer, hired as an employee or retained as a consultant by the Company or who receives a promotion that results in an increase in responsibilities or duties may be granted, during the fiscal year of such appointment, election, hiring, retention or promotion, Awards relating to up to 400,000 shares of Stock (subject to adjustment as provided in Section 3(b) of the Plan). For purposes of the foregoing limitations, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

    (b)  Recapitalization.  If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company or any successor company, or additional shares or new or different shares or other securities of the Company or any successor Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options or other Awards under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options or other Awards remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

    The Committee may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the participant, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

    (c)  Mergers and Other Transactions.  In the case of (i) a merger or consolidation of the Company with or into another corporation (with respect to which less than a majority of the outstanding voting power of the surviving or consolidated corporation is held by shareholders of the Company immediately prior to such event), (ii) the sale or transfer of all or substantially all of the properties and assets of the Company and its subsidiaries (iii) any purchase by any party (or group of affiliated parties) other than an Investor (as defined in that certain Stockholders' Agreement dated as of February 18, 1998) of shares of capital stock of the Company (either through a negotiated stock purchase or a tender for such shares), the effect of which is that such party (or group of affiliated parties) that did not beneficially own a majority of the voting power of the outstanding shares of capital stock of the Company immediately prior to such purchase beneficially owns at least a majority of such voting power immediately after such purchase, so long as, in each case, the holders of all outstanding shares of the Company's Series A 8% Redeemable Preferred Stock and Convertible Participating Preferred Stock shall have received prior to such event or in connection therewith full payment in respect of such shares in accordance with the terms thereof or (iv) a change in the composition of the Board such that the Continuity Directors (defined below) cease for any reason to constitute at least a majority of the Board (in each case, a "Transaction"), all unvested Options and other Awards which are not vested as of the effective date of such Transaction shall become vested as of such effective date, except as the Committee may otherwise specify with respect to particular Awards. Upon the effectiveness of the Transaction, the Plan and all outstanding Options and other Awards granted hereunder shall terminate, unless provision is made in connection with the Transaction for the assumption of Awards heretofore granted, or the substitution of such Awards of new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above. In the event of such termination, each optionee shall be permitted to exercise for a period of at least 15 days prior to the date of such termination all outstanding Options and other Awards held by such optionee which are then exercisable or become exercisable upon the effectiveness of the Transaction. For purposes of this Section 3, "Continuity Directors" of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

    (d)  Substitute Awards.  The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

    (e)  Limitation on Change in Control Payments.  Notwithstanding anything in this Section 3 to the contrary, if, with respect to a participant, the acceleration of the exercisability of an Option as provided in this Section 3, together with any other "payments" that such participant has the right to receive from the Company or any corporation that is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), then the "payments" to such participant pursuant to this Section 3 will be reduced to the largest amount as will result in no portion of such "payments" being subject to the excise tax imposed by Section 4999 of the Code but if and only if so reducing such payments or benefits results in the participant receiving a greater net benefit than the participant would have received had a reduction not occurred and an excise tax had been paid by the participant under Section 4999 of the Code; provided, however, that if a participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will be reduced, that the participant will have the discretion to determine which "payments" will be reduced, that such "payments" will not be reduced or that such "payments" will be "grossed up" for tax purposes), then this Section 3(e) will not apply, and any "payments" to a participant pursuant to Section 3(c) will be treated as "payments" arising under such separate agreement. The determination as to whether any such decrease in the payments or benefits to be made or provided in connection with this Section 3 is necessary must be made in good faith by legal counsel or a certified public accountant selected by the Company and reasonably acceptable to the participant, and such determination will be conclusive and binding upon the participant and the Company.

SECTION 4.  ELIGIBILITY

    Participants in the Plan will be such officers and other employees, Independent Directors, consultants, advisors and other key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee, in its sole discretion.

SECTION 5.  STOCK OPTIONS

    Any Stock Option granted under the Plan shall be pursuant to a stock option agreement which shall be in such form as the Committee may from time to time approve. Option agreements need not be identical.

    Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(t) of the Code. Non-Qualified Stock Options may be granted to officers, employees, Independent Directors, advisors, consultants and other key persons of the Company and its Subsidiaries. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. No Incentive Stock Option shall be granted under the Plan after February 17, 2008.

    (a)  Terms of Stock Options.  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

      (i)  Exercise Price.  The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but in the case of Incentive Stock Options shall not be less than 100% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date. The exercise price per share under a Non-Qualified Stock Option will not be less than 85% of the Fair Market Value of one share of Stock on the date of grant.

      (ii)  Grant of Discount Options in Lieu of Cash Compensation.  The Committee is authorized to establish, from time to time, a plan permitting participants to elect to receive a Non-Qualified Stock Option in lieu of any cash bonus or other compensation to which such participant may become entitled. The exercise price per share shall be determined by the Committee. The number of shares of

  Stock subject to the Stock Option shall be determined by dividing the amount of the waived cash compensation by the difference between the Fair Market Value of the Stock on the date the Stock Option is granted and the exercise price per share of the Stock Option. The Stock Option shall be granted for a whole number of shares so determined; the value of any fractional share shall be paid in cash.

      (iii)  Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

      (iv)  Exercisability Rights of a Stockholder.  Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date; provided, however, that Stock Options granted in lieu of cash compensation shall be exercisable in full as of the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

      (v)  Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods; provided, however, that the methods set forth in subsections (B) and (C) below shall become available only after the closing of the Initial Public Offering:

        (A) In cash, by certified or bank check or other instrument acceptable to the Committee;

        (B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee free of such restrictions for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

        (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

        (D) By the optionee delivering to the Company a secured promissory note if the Board has authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of the optionee's Stock Option.

  Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

      (vi)  Termination.  Unless otherwise provided in the option agreement or determined by the Committee, upon the optionee's termination of employment (or other business relationship) with the Company and its Subsidiaries, the optionee's rights in the optionee's Stock Options shall automatically terminate.

      (vii)  Annual Limit on Incentive Stock Options.  To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

    (b)  Reload Options.  At the discretion of the Committee, Options granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(v)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

    (c)  Non-transferability of Options.  No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may provide in an option agreement that the optionee may transfer, without consideration for the transfer, Non-Qualified Stock Options to members of the optionee's immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners; or to charitable organizations; provided, however, that the transferee agrees in writing to be bound by the terms and conditions of this Plan and the applicable Option Agreement.

SECTION 6.  RESTRICTED STOCK AWARDS

    (a)  Nature of Restricted Stock Awards.  A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the recipient executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and participants.

    (b)  Rights as a Stockholder.  Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below and the participant shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

    (c)  Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, or upon such other events as may be stated in the instrument evidencing the Restricted Stock Award, the Company or its assigns shall have the right or shall agree, as may be specified in the relevant restricted stock agreement, to repurchase same or all of the shares of Stock subject to the Award at such purchase price as shall be set forth in such instrument.

    (d)  Vesting of Restricted Stock.  The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which

Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

    (e)  Waiver, Deferral and Reinvestment of Dividends.  The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.  UNRESTRICTED STOCK AWARDS

    (a)  Grant or Sale of Unrestricted Stock.  The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any participant, pursuant to which such participant may receive shares of Stock free of any vesting restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

    (b)  Elections to Receive Unrestricted Stock In Lieu of Compensation.  Upon the request of a participant and with the consent of the Committee, each such participant may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such participant in the form of shares of Unrestricted Stock either currently or on a deferred basis.

    (c)  Restrictions on Transfers.  The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.  TAX WITHHOLDING

    (a)  Payment by Participant.  Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

    (b)  Payment in Stock.  Subject to approval by the Committee, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 9.  TRANSFER, LEAVE OF ABSENCE, ETC.

    For purposes of the Plan, the following events shall not be deemed a termination of employment:

    (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

    (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 10.  AMENDMENTS AND TERMINATION  The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan for the purpose of satisfying changes in law or for any other lawful purpose), but no such action shall adversely affect rights under any outstanding Award without the holder's consent. No amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval is then required to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to satisfy the rules of any stock exchange, Nasdaq or similar regulatory body.

SECTION 11.  STATUS OF PLAN

    With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12.  GENERAL PROVISIONS

    (a)  No Distribution Compliance with Legal Requirements.  The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

    No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

    (b)  Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 13.  EFFECTIVE DATE OF PLAN

    This Plan shall become effective upon approval by the holders of a majority of the shares of Stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 14.  GOVERNING LAW

    This Plan shall be governed by Delaware law except to the extent such law is preempted by federal law.

Fargo Electronics, Inc.

Meeting Location:

Radisson South Hotel
7800 Normandale Boulevard
Bloomington, Minnesota 55439

May 3, 2001
3:30 p.m. Local Time

Fargo Electronics, Inc.
6533 Flying Cloud Drive
Eden Prairie, Minnesota 55344 USA	proxy

COMMON STOCK PROXY
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2001

The undersigned hereby appoints GARY R. HOLLAND and JEFFREY D. UPIN, and each of them, with full powers of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Fargo Electronics, Inc., registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Radisson South Hotel, 7800 Normandale Boulevard, Bloomington, Minnesota 55439 at 3:30 p.m. (Local Time) on May 3, 2001, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
See reverse for voting instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage paid envelope provided.

Please detach here

The Board of Directors Recommends That You Vote FOR Each of the Proposals Below.

Proposal 1:	Elect the nominees listed below to serve as Class I directors for a term of three-years.	Nominees: Everett V. Cox Elaine A. Pullen	/ /	FOR all nominees (except as indicated)	/ /	WITHHOLD AUTHORITY to vote for all nominees
(To withhold authority to vote for any individual nominee strike out that nominee's name)
Proposal 2:	Approve the adoption of Fargo's 2001 Employee Stock Purchase Plan.	/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
Proposal 3:	Amend Fargo's Amended and Restated 1998 Stock Option and Grant Plan.	/ /	FOR	/ /	AGAINST	/ /	ABSTAIN
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 2 AND 3 AND FOR EACH NOMINEE LISTED IN PROPOSAL 1.
Address Change? Mark Box / /
Indicate Changes Below:			Dated:, 2001

Signature(s) in Box (if there are co-owners, both must sign)
PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where appropriate, office position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

QuickLinks

VOTING OF SHARES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF CLASS I DIRECTORS
EXECUTIVE COMPENSATION
PROPOSAL 2 PROPOSAL TO APPROVE THE ADOPTION OF FARGO'S 2001 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 3 PROPOSAL TO AMEND FARGO'S AMENDED AND RESTATED 1998 STOCK OPTION AND GRANT PLAN
  APPENDIX A: FARGO ELECTRONICS, INC. AUDIT COMMITTEE CHARTER
  APPENDIX B: FARGO ELECTRONICS, INC. 2001 EMPLOYEE STOCK PURCHASE PLAN
  APPENDIX A: FARGO ELECTRONICS, INC. AMENDED AND RESTATED 1998 STOCK OPTION AND GRANT PLAN
COMMON STOCK PROXY PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2001